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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2002

Universal Access Global Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28559	36-4408076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
233 South Wacker Drive, Suite 600, Chicago, Illinois 60606 (Address of principal executive offices)

Registrant's telephone number, including area code: (312) 660-5000

Item 5.    Other Events and Regulation FD Disclosure

        Patrick C. Shutt has resigned from the Board of Directors of the Company effective December 31, 2002.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2003
UNIVERSAL ACCESS GLOBAL HOLDINGS INC.
	By:	/s/ RANDALL R. LAY Randall R. Lay Chief Financial Officer and Treasurer

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  Item 5. Other Events and Regulation FD Disclosure
Signatures